UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	January 29, 2014

Advanced Photonix, Inc.
(Exact Name of Registrant as specified in its Charter)

Delaware	1-11056	33-0325826
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2925 Boardwalk, Ann Arbor, Michigan		48104
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	(734) 864-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On Wednesday, January 29, 2014, Advanced Photonix Inc. (the “Company”) held a conference call during which the Company provided a mid-quarter update and an outlook for the Company’s business (the “Mid-Quarter Update Call”). The transcript of the Mid-Quarter Update Call is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Exhibit

99.1	Transcript of Advanced Photonix Inc.’s January 29, 2014 Mid-Quarter Update Call

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED PHOTONIX, INC.

By:	/s/ Jeff Anderson
Jeff Anderson, Chief Financial Officer

Dated:  January 30, 2014

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Transcript of Advanced Photonix Inc.’s January 29, 2014 Mid-Quarter Update Call